SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

————

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  May 13, 2011

HANCOCK HOLDING COMPANY
(Exact Name of Registrant as Specified in its Charter)

Mississippi	0-13089	64-0693170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Hancock Plaza
2510 14th Street
Gulfport , Mississippi 39501
(Address of principal executive offices)

(228) 868-4000
(Registrant's telephone number, including area code)

ITEM 8.01 – OTHER EVENTS.   On May 13, 2011, Hancock Holding Company issued a press release announcing that the Company has received all federal regulatory approvals required under the Merger Agreement in connection with its proposed merger of Whitney Holding Corporation.  The press release is attached hereto as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

        99.1  Press Release issued by Hancock Holding Company dated May 13, 2011, headed "Hancock Holding Company receives Federal Reserve approval to merge Whitney Holding Corporation."

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: May 17, 2011

                               HANCOCK HOLDING COMPANY
                                     (Registrant)

                               By: /s/ Paul D. Guichet
                               Name: Paul D. Guichet
                               Title:   Vice President
                                  Investor Relations

For Immediate Release
May 13, 2011

For More Information
Carl J. Chaney, President and Chief Executive Officer
Michael M. Achary, EVP and Chief Financial Officer
800.522.6542 or 228.868.4725

 Hancock Holding Company receives approval to merge Whitney Holding Corporation

GULFPORT, Miss. (May 13, 2011) — Hancock Holding Company (Nasdaq: HBHC) (“Hancock”) announced today that the company has received all federal regulatory approvals required under the merger agreement in connection with its proposed merger of Whitney Holding Corporation (Nasdaq: WTNY) (“Whitney”).

“Hancock and Whitney were both founded to facilitate commerce and opportunities for people throughout the Gulf South region.  For more than a century, both institutions have served complementary geographical footprints according to core values that reflect the spirit of those communities — integrity, service, resilience, and teamwork.  We believe today’s announcement presents an unprecedented opportunity to enhance shareholder value and strengthen the financial options available to individuals and businesses from Texas to Central Florida,” said Hancock Holding Company President and Chief Executive Officer Carl J. Chaney.

The closing of the merger is expected to be effective as of 11:59 pm on Saturday, June 4, 2011. Upon completion of the transaction, the combined company is expected to be the 32nd largest bank holding company headquartered in the United States with approximately $20 billion in total assets, $16 billion in deposits, $12 billion in loans, over 300 branches, nearly 400 ATMs, and almost 5,000 employees across the five contiguous states of Texas, Louisiana, Mississippi, Alabama, and Florida.

About Hancock Holding Company

Hancock Holding Company is the parent company of Hancock Bank (Mississippi), Hancock Bank of Louisiana, and Hancock Bank of Alabama.  Founded in 1899, Hancock Bank consistently ranks as one of the country’s strongest, safest financial institutions, according to BauerFinancial, Inc.  More corporate information and e-banking are available at www.hancockbank.com.

      “SAFE HARBOR” STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995:  Congress passed the Private Securities Litigation Act of 1995 in an effort to encourage corporations to provide information about companies’ anticipated future financial performance.  This act provides a safe harbor for such disclosure, which protects the companies from unwarranted litigation if actual results are different from management expectations.  This release contains forward-looking statements and reflects management’s current views and estimates of future economic circumstances, industry conditions, company performance, and financial results.  These forward-looking statements are subject to a number of factors and uncertainties which could cause the Company’s actual results and experience to differ from the anticipated results and expectations expressed in such forward-looking statements.